Exhibit 10.2

NOTICE OF INCREMENTAL FACILITY COMMITMENT

THIS NOTICE OF INCREMENTAL FACILITY COMMITMENT is made as of May 26, 2005 (the “Closing Date”) by and among AMERICAN TOWER, L.P., a Delaware limited partnership (“AT LP”), AMERICAN TOWERS, INC., a Delaware corporation (“AT Inc.”), AMERICAN TOWER, LLC, a Delaware limited liability company (“AT LLC”) and AMERICAN TOWER INTERNATIONAL, INC., a Delaware corporation (collectively, with AT LP, AT Inc. and AT LLC, the “Borrowers”), in connection with that Loan Agreement dated as of May 24, 2004 (as amended, modified, restated and supplemented from time to time, the “Loan Agreement”) by and among the Borrowers, the Lenders signatory thereto, the Issuing Bank (as defined therein) and TORONTO DOMINION (TEXAS) LLC, as administrative agent (the “Administrative Agent”), and the financial institutions signatory hereto (the “Term Loan C Lenders” and collectively, together with the Lenders signatory to the Loan Agreement and any other financial institutions which hereafter become ‘Lenders’ under the Loan Agreement, the “Lenders”):

1. The Borrowers have obtained an agreement to provide a term loan (the “Term Loan C Loan”) pursuant to an Incremental Facility Commitment (“Term Loan C Loan Commitment”) in the aggregate amount of THREE HUNDRED NINETY-SEVEN MILLION AND 00/100ths DOLLARS ($397,000,000.00) from the Term Loan C Lenders in such amounts as set forth in Schedule 1 attached hereto. The Applicable Margins for Incremental Facility Advances under the Term Loan C Loan Commitment and the terms for repayment of the Term Loan C Loan are set forth on Schedule 2 attached hereto.

2. The Borrowers hereby certify that all of the representations and warranties of the Borrowers under the Loan Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Restricted Subsidiaries) are on the date hereof, and will be as of the effective date of such Term Loan C Loan Commitment, true and correct in all material respects, both before and after giving effect to the Term Loan C Loan, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties.

3. The Borrowers hereby certify that there does not exist, on this date, and there will not exist after giving effect to the Term Loan C Loan, any Default or Event of Default under the Loan Agreement.

4. In addition, with respect to the Term Loan C Lenders and any other holders of Term Loan C Loans (including any successors and assigns of the Term Loan C Lenders pursuant to the Loan Agreement), Sections 1.1, 2.15(a), 5.10(b), 6.1, 6.2, 6.3, 7.4(a), 7.6(b), 7.6(c), 7.7, 7.15 and 8.1(n) of the Loan Agreement shall not be as set forth in the Loan Agreement (unless and until Lenders comprising the Majority Lenders approve the following modifications) but shall be as follows:

A. The following definition is added to Section 1.1:

“‘7.125% Senior Notes Due 2012’ shall mean the $500,000,000 original principal amount of 7.125% senior notes due 2012 and issued pursuant to the indenture dated October 5, 2004, as supplemented.”

B. The definition of “Cash on Hand (Borrowers)” in Section 1.1 reads as follows:

“‘Cash on Hand (Borrowers)’ shall mean $233,000,000.”

C. Section 2.15(a).

“(a) Subject to the terms and conditions of this Agreement, the Borrowers may request an Incremental Facility Commitment (which may be in the form of a revolver (to the extent such Incremental Facility Commitment is a Refinancing Incremental Facility (as defined below) of the Revolving Loan Commitment) or a term loan) on any Business Day; provided, however, that (i) the Borrowers may not request any Incremental Facility Commitment or an Incremental Facility Advance after the occurrence and during the continuance of a Default or an Event of Default, including, without limitation, any Default or Event of Default that would result after giving effect to any Incremental Facility Advance, (ii) the aggregate amount of Incremental Facilities, the proceeds of which do not refinance the Loans (a “Non-Refinancing Incremental Facility”), shall not exceed $500,000,000.00 and (iii) the aggregate amount of Incremental Facilities the entire net proceeds of which are used to refinance all or any portion of the Loans or the Revolving Loan Commitment (which Revolving Loan Commitment shall be reduced by the corresponding amount of such net proceeds or canceled if the entire Revolving Loan Commitment is being refinanced) shall be unlimited (a “Refinancing Incremental Facility”), provided that the amount of any Refinancing Incremental Facility shall be limited to the principal amount, accrued interest, fees and premiums payable with respect to the Loans or Revolving Loan Commitment being refinanced and any costs and expenses incurred to effect any such refinancing. Any repayment of the Term Loan A Loans or Term Loan B Loans, as applicable, from the proceeds of an Incremental Facility shall be applied pro rata across the remaining scheduled repayments set forth in Sections 2.7(b)(i) and 2.7(b)(ii) hereof, and any repayment of the Revolving Loans, if applicable, shall reduce the Revolving Loan Commitments in an amount equal to such repayment. No Incremental Facility Maturity Date (x) for a Non-Refinancing Incremental Facility shall be earlier than six (6) months after the Term Loan B Maturity Date (without giving effect to the proviso set forth in such definition) and (y) for a Refinancing Incremental Facility shall be earlier than the Maturity Date for the Loans being refinanced with the proceeds of such Refinancing Incremental Facility. The decision of any Lender to provide an Incremental Facility Commitment to the Borrowers shall be at such Lender’s sole discretion and shall be made in writing. The Incremental Facility Commitment of a Lender providing an Incremental Facility Commitment shall be evidenced by an Incremental Facility Note. Persons not then Lenders may be included as Lenders holding a portion of such Incremental Facility Commitment with the written approval of the Borrowers and the Administrative Agent (such approval not to be unreasonably withheld, delayed, or conditioned). The Incremental Facility Commitments shall be governed by this Agreement and the other Loan Documents and be on terms and conditions no more restrictive than those set forth herein and therein. The terms and conditions in this Section 2.15 may be amended with the consent of the Majority Lenders and the Borrowers, except to the extent that a specific Lender’s consent is otherwise required with respect to an issuance by such Lender of any Incremental Facility Commitment.”

D. Section 5.10(b).

“(b) with respect to all proceeds:

(i) to refinance or repurchase Indebtedness for Money Borrowed of the Borrowers and, to the extent permitted under Section 7.7 hereof, the Parent;

(ii) to fund Acquisitions and Investments (including, without limitation, investments in Unrestricted Subsidiaries) permitted under Section 7.6 hereof;

(iii) to make Restricted Payments to the extent permitted under Section 7.7 hereof;

(iv) to fund Capital Expenditures;

(v) for working capital needs and other general corporate purposes of the Borrowers and the Restricted Subsidiaries; and

(vi) fees and expenses incurred in connection with the execution and delivery of this Agreement, and other costs associated with transactions contemplated by this Agreement.”

E. Section 6.1.

“Section 6.1 Quarterly Financial Statements and Information. Within forty-five (45) days after the last day of each of the first three (3) quarters of each fiscal year of the Borrowers, the balance sheet of the Borrowers on a consolidated basis with the Restricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statement of operations and the related statement of cash flows of the Borrowers on a consolidated basis with the

Restricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of AT Inc. to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidated basis with the Restricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments. If the aggregate operating revenue of the Unrestricted Subsidiaries at the end of a fiscal quarter is equal to or greater than twenty percent (20%) of the aggregate operating revenue of the Borrowers and their Restricted Subsidiaries at the end of such quarter, the Borrowers shall provide, in addition to the foregoing financial statements and information, the balance sheet of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries as at the end of such quarter and as of the end of the preceding fiscal year, and the related statement of operations and the related statement of cash flows of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and appropriate prior period and shall be certified by the chief financial officer of AT Inc. to have been prepared in accordance with GAAP and to present fairly in all material respects the financial position of the Borrowers on a consolidating basis with the Unrestricted Subsidiaries as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end and audit adjustments.”

F. Section 6.2.

“Section 6.2 Annual Financial Statements and Information. Within ninety (90) days after the end of each fiscal year of the Borrowers, the audited consolidated balance sheet of the Borrowers and the Restricted Subsidiaries as of the end of such fiscal year and the related audited consolidated statement of operations for such fiscal year and for the previous fiscal year, the related audited consolidated statements of cash flow and stockholders’ equity for such fiscal year and for the previous fiscal year, which shall be accompanied by an opinion of Deloitte & Touche, LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, together with a statement of such accountants (unless the giving of such statement is contrary to accounting practice for the continuing independence of such accountant) that in connection with their audit, nothing came to their attention that caused them to believe that the Borrowers were not in compliance with the terms, covenants, provisions or conditions of Sections 7.8, 7.9, 7.10 and 7.11 hereof insofar as they relate to accounting matters. If the aggregate operating revenue of the Unrestricted Subsidiaries at the end of a fiscal year is equal to or greater than twenty percent (20%) of the aggregate operating revenue of the Borrowers and their Restricted Subsidiaries at the end of such fiscal year, the Borrowers shall provide, in addition to the foregoing financial statements and information, the consolidating balance sheet of the Borrowers and the Unrestricted Subsidiaries as of the end of such fiscal year and the related unaudited consolidating statements of operations and cash flows for such fiscal year and for the previous fiscal year.”

G. Section 6.3.

“; and (e) setting forth as and at the end of such quarterly period or fiscal year, as the case may be, the Consolidated Leverage Ratio for such period, together with the arithmetical calculations required to establish the Consolidated Leverage Ratio.”

H. Section 7.4(a).

“(a) Disposition of Assets. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, at any time sell, lease, abandon, or otherwise dispose of any assets (other than assets disposed of in the ordinary course of business) without the prior written consent of the Majority Lenders; provided, however, that the prior written consent of the Lenders shall not be required for (i) the transfer of assets (including cash or cash equivalents) among the Borrowers and the Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of “Subsidiary”) or the transfer of assets (including cash or cash equivalents) between or among Restricted Subsidiaries (excluding Subsidiaries of such Persons described in clause (b) of the definition of “Subsidiary”) or (ii) the disposition of assets (A) in any quarter that contribute, in the aggregate, together with all other assets disposed of during such quarter less than fifteen percent (15%) of Annualized Operating Cash Flow of the Borrowers and the Restricted Subsidiaries as of the calendar quarter end immediately preceding such disposition and (B) after April 1, 2004, that contribute, in the aggregate, together with all other assets disposed of since April 1, 2004, Operating Cash Flow (Towers) and Operating Cash Flow (Other Business) of the Borrowers and the Restricted Subsidiaries for the period from April 1, 2004 through the end of the calendar quarter immediately preceding such disposition, less than twenty-five percent (25%) of the total Operating Cash Flow (Towers) and Operating Cash Flow (Other Business) of the Borrowers and the Restricted Subsidiaries for the period from April 1, 2004 through the end of the calendar quarter immediately preceding such disposition; provided, further, however, that, in each case under clause (ii) hereof, no Default or Event of Default exists and none shall be caused to occur as a result thereof. Upon any sale or disposition of a Restricted Subsidiary permitted hereunder, the Administrative Agent and the Lenders shall, at the Borrowers’ expense, take such actions as the Borrowers reasonably request to cause such Restricted Subsidiary to be released from its obligations under the Loan Documents to which it is a party.”

I. Section 7.6(b).

“(b) so long as no Default then exists or would be caused thereby, establish Unrestricted Subsidiaries and make Investments in (i) such Unrestricted Subsidiaries (in addition to Investments permitted under Sections 7.6(d) and (f) hereof), and (ii) Persons (other than any Verestar Entity) primarily engaged in domestic and foreign communications tower, tower management and related businesses (but not primarily Teleport Businesses), directly or indirectly; provided that except (x) to the extent such Investments are made with cash proceeds from the issuance of Capital Stock of the Parent, or (y) if, after giving effect to such Investment, the Consolidated Leverage Ratio would be less than or equal to 6.50 to 1.00, the aggregate Net Investment Amount (after giving effect to such additional Investment) made pursuant to the provisions of this Section 7.6(b) shall not exceed, from and after the Agreement Date, the sum of (A) the aggregate amount of Excess Cash Flow for each of the preceding fiscal quarters (commencing with the fiscal quarter ending March 31, 2004), (B) Cash on Hand (Borrowers), (C) cash contributed as equity to any Borrower by the Parent following the Agreement Date, (D) the amount of any income tax refunds received by any Borrower or any Restricted Subsidiary after the Agreement Date, and (E) an amount equal to the sum of all amounts available to be borrowed as Revolving Loans on such date, and all amounts available to be borrowed for such purpose as Incremental Facility Loans on such date, less any portion of such Excess Cash Flow, Cash on Hand (Borrowers), cash contributions and income tax refunds used in accordance with Section 7.7(a) and Section 7.15 hereof; provided further that, in the case of Investments made pursuant to clause (ii) of this Section 7.6(b), the Parent, any Borrower or any of the Restricted Subsidiaries has executed a binding acquisition, merger, lease/sublease or management agreement with such Person and that notwithstanding the foregoing Unrestricted Subsidiaries may make Investments and Acquisitions otherwise prohibited under this Section 7.6 hereof (provided, however, that Unrestricted Subsidiaries shall, from and after the Agreement Date, make Investments only (1) in Persons primarily engaged in domestic and foreign communications tower, tower management and related businesses (but not primarily Teleport Businesses) and (2) as permitted pursuant to Section 7.6(a) hereof);”

J. Section 7.6(c).

“(c) so long as no Default then exists or would be caused thereby, and subject to compliance with Section 5.13 hereof, make Acquisitions; provided, however, that (x) any Acquisition of any Person that is not a Restricted Subsidiary by any Borrower or any of the Restricted Subsidiaries, which Person shall then become consolidated with any Borrower or any of the Restricted Subsidiaries in accordance with GAAP, shall be of a Person primarily engaged in the tower, tower management or related businesses and not primarily engaged in the Teleport Businesses and (y) any Acquisition by any Borrower or any of the Restricted Subsidiaries of all or any substantial part of the assets of any Person that is not a Restricted Subsidiary shall be from a Person primarily engaged in the tower, tower management or related businesses and not primarily engaged in the Teleport Businesses;”

K. Section 7.7.

“Section 7.7 Restricted Payments. The Borrowers shall not, and shall not permit any of the Restricted Subsidiaries to, directly or indirectly declare or make any Restricted Payment; provided, however, that so long as no Default or Event of Default hereunder then exists or would be caused thereby, the Borrowers may make, (a) cash distributions to the Parent in an aggregate amount for all Borrowers not to exceed the sum of (i) the aggregate amount of Excess Cash Flow for each of the preceding fiscal quarters (commencing with the fiscal quarter ending March 31, 2004), (ii) Cash on Hand (Borrowers), (iii) cash contributed as equity to any Borrower by the Parent following the Agreement Date, and (iv) the amount of any income tax refunds received by any Borrower or any Restricted Subsidiary after the Agreement Date, less any portion of such Excess Cash Flow, Cash on Hand (Borrowers), cash contributions and income tax refunds used in accordance with Section 7.6(b) and Section 7.15 hereof; (b) distributions to the Parent to make scheduled principal and interest payments on the Convertible Notes, the Senior Notes Due 2009, the Senior Notes Due 2012 and the 7.125% Senior Notes Due 2012 and any refinancings thereof that would not cause a Default under Section 8.1(n) hereof; (c) distributions to the Parent to make scheduled principal and interest payments on the Indebtedness permitted under Sections 8.1(n)(vii), (viii), (ix) and (x) hereof; (d) distributions to the Parent (including distributions from proceeds of the Loans) to prepay, redeem, otherwise retire or repurchase (including payment of premiums and accrued interest associated therewith) all or any portion of Indebtedness for Money Borrowed of the Parent outstanding on the Agreement Date (excluding any Indebtedness for Money Borrowed of the Parent relating exclusively to any Verestar Entity); (e) distributions to the Parent on any date in an amount not to exceed the sum of all amounts available to be borrowed as Revolving Loans on such date, and all amounts available to be borrowed for such purpose as Incremental Facility Loans on such date for the purpose of (i) repurchasing at the then prevailing market price the Capital Stock of the Parent or (ii) for paying dividends on the Capital Stock of the Parent; and (f) notwithstanding anything to the contrary herein (but subject to there not being any Default or Event of Default at the time of such Restricted Payment and after giving pro forma effect thereto), any Restricted Payment so long as, after giving pro forma effect to such Restricted Payment, the Consolidated Leverage Ratio would be less than or equal to 6.50 to 1.00.”

L. Section 7.15.

“Section 7.15 Prepayments on Subordinated Debt. The Borrowers shall not nor shall they permit any Restricted Subsidiary to make (a) any prepayment of principal or interest on any Indebtedness which by its terms is subordinated to the Obligations or (b) any payment of principal or interest on the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes that is in violation of the subordination provisions with respect thereto, except, in the case of clauses (a) and (b), (x) in connection with a refinancing thereof permitted under this Agreement or (y) so long as no Default or Event of Default hereunder then exists or would be caused thereby.”

M. Section 8.1(n).

“(n) the Parent shall incur or permit to remain outstanding any Indebtedness for Money Borrowed other than (i) the Convertible Notes, (ii) the Senior Notes Due 2009, (iii) the Senior Notes Due 2012 and the 7.125% Senior Notes Due 2012, (iv) that certain Guaranty Agreement dated as of February 10, 2000 made by the Parent in favor of TV Azteca and Television Azteca, S.A. de C.V., a sociedad anonima de capital variable organized under the laws of Mexico, (v) that certain guaranty made by the Parent of the Indebtedness under the 2003 Senior Subordinated Discount Notes and the November 2003 Senior Subordinated Notes and any permitted refinancings thereof, (vi) any guaranty by the Parent of the Obligations, (vii) Indebtedness, the net cash proceeds of which are used to refinance or repurchase all or any portion of the 2003 Senior Subordinated Discount Notes or the November 2003 Senior Subordinated Notes or any refinancings thereof, so long as such Indebtedness is in a principal amount not exceeding the accreted value or principal amount of the Indebtedness being refinanced or the then-current market value of the Indebtedness being repurchased, as applicable (plus any accrued interest thereon, the amount of any premiums required by the terms thereof and any costs and expenses incurred to effect such refinancing or repurchase or any permitted refinancing thereof) and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced; provided, however, that any Restricted Payments necessary to make payments on such Indebtedness shall be subject to Section 7.7 hereof, (viii) (A) additional unsecured Indebtedness; provided that the net cash proceeds thereof are promptly used to refinance or repurchase all or any portion of any Indebtedness of the Parent or the Loans (including any premiums and accrued interest required to be paid for such Indebtedness being refinanced or repurchased and any costs and expenses incurred to effect such refinancing or repurchase), and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced, (ix) (A) additional unsecured Indebtedness the net cash proceeds of which are, within ninety (90) days thereafter, downstreamed to a Borrower as equity and used for the payment of all or a portion of the purchase price of Acquisitions by any Borrower or any Restricted Subsidiary permitted hereunder or Investments in or Acquisitions by any Unrestricted Subsidiary; provided that no such Indebtedness in this Section 8.1(n)(ix) shall be permitted if, after giving pro forma effect to the incurrence of such Indebtedness and Operating Cash Flow associated with such Acquisition, the Consolidated Leverage Ratio would be greater than 7.50 to 1.00, and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced, and (x) (A) additional unsecured Indebtedness, the net cash proceeds of which are used for any corporate purposes of the Parent or the Borrowers, including, without limitation, for (1) the repurchase of shares of the Capital Stock of the Parent at the then prevailing market price or (2) paying dividends on the Capital Stock of the Parent; provided that no such Indebtedness in this Section 8.1(n)(x) shall be permitted if, after giving pro forma effect to the incurrence of such Indebtedness, the Consolidated Leverage Ratio would be greater than 6.50 to 1.00, and (B) any refinancing or repurchase of the foregoing, the net cash proceeds of which do not exceed the outstanding principal amount of the Indebtedness being refinanced or the then current market value of the Indebtedness being repurchased, as applicable, on the date of such refinancing or repurchase, plus accrued interest thereon, premiums payable with respect thereto and any costs and expenses incurred in connection with such refinancing or repurchase, and the maturity date of such refinancing Indebtedness is no earlier than the maturity date of the Indebtedness being refinanced; or”

In furtherance of the foregoing provisions of this Section 4, each Term Loan C Lender hereby agrees that for all purposes under the Loan Agreement, such Term Loan C Lender shall be deemed to have consented to any amendment, consent, waiver or deletion of any of the foregoing provisions of the Loan Agreement (as such provisions are in effect with respect to all Lenders (other than the Term Loan C Lenders)), upon the consent of the Majority Lenders (which shall be determined after the Closing Date and after giving effect to the consent hereby of the Term Loan C Lenders) and so long as such amendment, waiver, consent or deletion does not result in a change to such provisions which is less restrictive to the Borrowers and the Restricted Subsidiaries than the provisions set forth in this Section 4.

5. Each Term Loan C Lender hereby agrees that on and after the date hereof, such Term Loan C Lender is bound by the terms and conditions set forth in this Notice of Incremental Facility Commitment and the Loan Agreement as a Term Loan C Lender.

6. It is understood and agreed that any Term Loan C Lender that also holds any Term Loan B Loans (“Existing Loans”) under the Loan Agreement shall be deemed to have agreed, unless it notifies the Administrative Agent otherwise, that the Term Loan C Loans to be made by such Term Loan C Lender shall, to the extent of the portion thereof not exceeding the aggregate principal amount of the Existing Loans of such Term Loan C Lender, be made through such Existing Loans being converted into Term Loan C Loans (and each reference in this Notice of Incremental Facility Commitment or the Loan Agreement to the “making” of any Incremental Facility Loan, or words of similar import, shall in the case of such Term Loan C Lender be deemed to include such conversion).

7. It is understood and agreed that for purposes of the Term Loan C, all references to “Term Loan B Commitments”, “Term Loan B Loans”, “Term Loan B Maturity Date” and “Term Loan B Notes” in the Loan Agreement shall be deemed to include the “Term Loan C Commitments”, “Term Loan C Loans”, “Term Loan C Maturity Date” and “Term Loan C Notes”, respectively.

8. The parties hereto agree that this Notice shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed the State of New York without regard to conflicts of laws principles (other than Section 5-1401 of the New York General Obligations Law) thereof.

Capitalized terms used in this Notice of Incremental Facility Commitment and not otherwise defined herein are used as defined in the Loan Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the Borrowers, acting through an Authorized Signatory, has signed this Notice of Incremental Facility Commitment on the 26th day of May, 2005.

BORROWERS:	AMERICAN TOWER, L.P.,
a Delaware limited partnership

	By:	ATC GP INC., its General Partner

	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer

AMERICAN TOWERS, INC.,
a Delaware corporation

	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer

AMERICAN TOWER INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Treasurer

AMERICAN TOWER, LLC,
a Delaware limited liability company

	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer

NOTICE OF INCREMENTAL FACILITY COMMITMENT

SIGNATURE PAGE

Affirmation of Guarantors

Each of the Guarantors listed on Annex A attached hereto, by affixing their signature hereto, affirm that the Term Loan C Loans constitute Obligations under the Loan Agreement and the other Loan Documents, including the Guarantees and that all Collateral pledged by them continues to secure all of the Obligations (including the Term Loan C Loans) of the Borrowers, the Restricted Subsidiaries and any other Guarantors.

For each of the Guarantors listed on Annex A attached hereto:

ATC GP, INC.

By:	/s/ Bradley E. Singer
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC LP, INC.

By:	/s/ Bradley E. Singer
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ATC/PCS, LLC

By:	AMERICAN TOWER, L.P., its general partner and its sole member (as applicable)

By:	ATC GP, INC., its general partner

By:	/s/ Bradley E. Singer
Name:	Bradley E. Singer
Title:	Chief Financial Officer & Treasurer

ANNEX A

List of Guarantors

ATC GP, Inc.

ATC LP, Inc.

ATS/PCS, LLC

New Loma Communications, Inc.

ATC Tower Services, Inc.

UNIsite, LLC

American Tower Delaware Corporation

American Tower Management, LLC

ATC Midwest, LLC

Telecom Towers, L.L.C.

Shreveport Tower Company

ATC South LLC

MHB Tower Rentals of America, LLC

ATC International Holding Corp.

Iron & Steel Co., Inc.

Columbia Steel, Inc.

ATC Mexico Holding Corp.

ATC MexHold, Inc.

ATC South America Holding Corp.

American Tower Corporation de Mexico S. de R.L. de C.V.

MATC Celular S. de R.L. de C.V.

MATC Digital S. de R.L. de C.V.

MATC Servicios, S. de R.L. de C.V.

Towers of America, L.L.L.P.

SCHEDULE 1

Financial Institution	Amount
Toronto Dominion (Texas), LLC	$15,375,000.00
AIM Canada Fund Inc.	$1,982,487.44
Trimark Floating Rate Income Fund	$1,982,487.44
AIM Floating Rate Fund	$791,556.73
Avalon Capital Ltd. 3	$1,583,113.46
Champlain CLO Ltd.	$1,583,113.46
Charter View Portfolio	$2,638,522.43
Diversified Credit Portfolio Ltd.	$791,556.73
Loan Funding IX LLC	$395,778.35
Sequils-Liberty, Ltd.	$1,055,408,97
Sagamore CLO Ltd.	$263,852.24
Saratoga CLO I, Limited	$897,097.63
American Express Certificate Company	$504,484.30
Centurion CDO II, Ltd.	$768,459.64
Centurion CDO VI, Ltd.	$667,562.77
Centurion CDO VII, Ltd.	$3,719,730.95
Centurion CDO 9, Limited	$1,355,457.41
IDS Life Insurance Company	$504,484.30
Sequils-Centurion V, Ltd.	$1,479,820.63
Apex (IDM) CDO I, Ltd.	$701,901.04
Babson CLO Ltd. 2004-I	$1,736,875.00
ELC (Cayman) Ltd. 2000-I	$161,977.17
Tryon CLO Ltd. 2000-I	$1,191,000.00
Ballantyne Funding LLC	$1,000,000.00
Stanwich Loan Funding LLC	$2,481,250.00
Harbour Town Funding LLC	$1,333,333.33
Long Lane Master Trust IV,	$666,666.67
Seminole Funding LLC	$992,500.00

Financial Institution	Amount
Calyon, New York Branch	$10,000,000.00
Citicorp North America, Inc.	$19,000,000.00
Rabobank International, New York Branch	$22,387,500.00
Credit Industriel et Commercial	$4,962,500.00
First Trust/Four Corners Senior Floating Rate Income Fund II	$7,940,000.00
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	$1,985,000.00
Highland Floating Rate Advantage Fund	$4,962,500.00
Loan Funding VII LLC	$3,970,000.00
General Electric Capital Corporation	$36,872,500.00
Hamilton Floating Rate Fund, LLC	$2,000,000.00
KeyBank National Association	$10,000,000.00
Loan Funding V, LLC	$2,500,000.00
Avery Point CLO, Ltd.	$1,333,333.33
Brant Point II CBO 2000-1 Ltd.	$1,000,000.00
Castle Hill I-INGOTS, Ltd.	$1,666,666.67
Castle Hill II-INGOTS, Ltd.	$2,000,000.00
Castle Hill III CLO, Limited	$1,333,333.33
Race Point CLO, Limited	$1,333,333.33
Race Point II CLO, Limited	$1,000,000.00
The Bank of New York	$5,000,000.00
The Royal Bank of Scotland plc	$10,000,000.00
Trumbull THC2 Loan Funding LLC	$2,481,250.00
Union Bank of California, N.A.	$10,000,000.00
Webster Bank, National Association	$1,985,000.00

SCHEDULE 2

Incremental Facility Amount:	$397,000,000.00 (“Term Loan C Loans”)

Administrative Agent:	Toronto Dominion (Texas) LLC

Lead Arrangers and Joint Book Runners:	TD Securities (USA) LLC and J.P. Morgan Securities, Inc.

Purpose:	The proceeds shall be used solely for the purpose of refinancing the Term Loan B Loans.

Loans:	The Incremental Facility Lenders having Term Loan C Loan Commitments (the “Term Loan C Lenders”) agree severally, and not jointly, upon the terms and subject to the conditions of this Notice and the Loan Agreement to lend to the Borrowers $397,000,000.00 on the effective date of the Term Loan C Loan Commitments, such amounts not to exceed, (i) in the aggregate at any one time outstanding, the Term Loan C Loan Commitments and, (ii) individually, such Term Loan C Lender’s Term Loan C Loan Commitment, in each case, as in effect from time to time; provided, however that amounts repaid under the Term Loan C Loans may not be reborrowed.

Conditions Precedent:	The obligation of the Term Loan C Lenders to undertake the Term Loan C Loan Commitments, and the effectiveness of the Term Loan C Loan Commitments are subject to the prior or contemporaneous fulfillment of each of the following conditions:

(a) The Administrative Agent and the Term Loan C Lenders shall have received each of the following:

(i) Notice of Incremental Facility Commitment, duly executed by the Borrowers, the Restricted Subsidiaries and the other Guarantors;

(ii) duly executed Term Loan C Notes;

(iii) revised projections, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Borrowers’ ability to timely repay the Term Loan C Loans and to comply with Sections 7.8, 7.9, 7.10 and 7.11 of the Loan Agreement after giving effect thereto;

(iv) all such other documents as either the Administrative Agent or any Term Loan C Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested; and

(v) any and all fees which may be due upon closing.

(b) The Administrative Agent and the Term Loan C Lenders shall have received evidence satisfactory to them that all Necessary Authorizations, other than Necessary Authorizations the absence of which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, including, without limitation, all necessary consents to the closing of the Term Loan C Loans, have been obtained or made, are in full force and effect and are not subject to any pending or, to the knowledge of the Borrowers, threatened reversal or cancellation, and the Administrative Agent and the Term Loan C Lenders shall have received a certificate of an Authorized Signatory so stating.

Availability:	Subject to the provisions herein and in the Loan Agreement, the Term Loan C Loans shall be fully drawn on the Closing Date; provided, however, that additional revolving or term loan incremental facilities shall be available after the Closing Date subject to the terms and conditions of Section 2.15 of the Loan Agreement.

Term Loan C Loan Maturity Date:	August 31, 2011, or such earlier date as the payment of the Term Loan C Loans shall be due (whether by acceleration or otherwise), provided, however, that the Term Loan C Maturity Date shall be October 31, 2008 if on or prior to August 1, 2008, both (a) the Senior Notes Due 2009 have not been (i) refinanced with Indebtedness for Money Borrowed of the Parent having a maturity date of or after February 28, 2012, (ii) refinanced with proceeds of the Loans or (iii) repaid, prepaid, redeemed, repurchased or otherwise retired with Restricted Payments permitted under Section 7.7(a), (b) or (d) of the Loan Agreement or with cash of the Parent and (b) the Borrowers have not delivered to the Lenders a certificate that the Consolidated Leverage Ratio as of June 30, 2008 was less than or equal to 4.50 to 1.00, based upon the unaudited consolidated financial statements of the Parent.

Repayment Schedule:	The Term Loan C Loans shall amortize in quarterly installments commencing on June 30, 2005, in the quarterly percentages set forth below on the dates set forth below based on the principal amount of the Term Loan C Loans outstanding on June 29, 2005:

Date	Quarterly Percentage of Term Loan C Loans Outstanding on June 29, 2005 Due on Each Repayment Date
June 30, 2005, September 30, 2005 and December 31, 2005	0.25%

March 31, 2006, June 30, 2006, September 30, 2006 and December 31, 2006	0.25%

March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007	0.25%

March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008	0.25%

March 31, 2009, June 30, 2009, September 30, 2009 and December 31, 2009	0.25%

March 31, 2010, June 30, 2010, September 30, 2010, December 31, 2010 and March 31, 2011	0.25%

June 30, 2011 and August 31, 2011	47.00%

Applicable Margin:	For all purposes under the Loan Agreement, the Applicable Margin for the Term Loan C Loans shall be with respect to (a) Base Rate Advances, 0.75% and (b) with respect to LIBOR Advances, 1.75%; provided, however, that for all times from and after the Borrowers’ senior secured debt receives a Standard and Poor’s rating of BB- or better and a Moody’s rating of Ba3 or better, the Applicable Margin for the Term Loan C Loans shall be with respect to (a) Base Rate Advances, 0.50% and (b) with respect to LIBOR Advances, 1.50%.

Payments:	Payments of interest and principal shall, except to the extent set forth herein, be payable in the same manner as payments for interest and principal of the Term Loan B Loans under the Loan Agreement.

Mandatory Reduction/ Repayment:	As set forth in the Loan Agreement with respect to Term Loan B Loans, which mandatory repayments include, but are not limited to, 100.0% of the Unreinvested Net Proceeds from all sales, transfers or other dispositions of assets of the Borrowers and their Restricted Subsidiaries or from any insurance or condemnation proceedings in respect of such assets above US$10,000,000 in the aggregate during the term of the Facilities.

Assignments/ Participations:	The Term Loan C Lenders shall be permitted to assign and sell participations in their loans and commitments, subject, in the case of assignments (other than to any Affiliate of such Lender or to another Lender), to the consent of the Borrowers (other than when any Event of Default shall have occurred and is continuing) and the Administrative Agent (which consent shall not be unreasonably withheld). In the case of assignments (other than to another Lender or Affiliate of a Lender), the minimum assignment amount shall be in minimum principal amounts of the lesser of (X) $1,000,000 or (Y) the amount of such Lender’s Revolving Loan Commitment, Term Loan A Loans, Term Loan C Loans or Incremental Facility Commitment (in a single assignment only) unless otherwise agreed by the Borrowers and Administrative Agent. The Administrative Agent shall receive a processing fee of $3,500 payable by the assignor and/or the assignee.

TOWERS OF AMERICA, L.L.L.P.

By: AMERICAN TOWER, L.P.,

        its general partner and its sole member

        (as applicable)

By: ATC GP, INC., its general partner

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

NEW LOMA COMMUNICATIONS, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC TOWER SERVICES, INC.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

UNISITE, LLC

By: AMERICAN TOWERS, INC.,

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

AMERICAN TOWER DELAWARE CORPORATION

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

AMERICAN TOWER MANAGEMENT, LLC

By: AMERICAN TOWERS, INC.,

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC MIDWEST, LLC

By: AMERICAN TOWER MANAGEMENT,

        INC., its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

TELECOM TOWERS, L.L.C.

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

SHREVE PORT TOWER COMPANY

By: TELECOM TOWERS, L.L.C. and ATC

        SOUTH, LLC, its general partners

By: AMERICAN TOWERS, INC.

        their sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC SOUTH LLC

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

MHB TOWER RENTALS OF AMERICA, LLC

By: ATC SOUTH, LLC, its sole member

By: AMERICAN TOWERS, INC.

        its sole member and manager

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

ATC INTERNATIONAL HOLDING CORP.

By: /s/ Bradley E. Singer

        Name: Bradley E. Singer

        Title: Chief Financial Officer & Treasurer

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

IRON & STEEL CO., INC.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Executive Vice President

COLUMBIA STEEL, INC.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Executive Vice President

ATC MEXICO HOLDING CORP.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Chief Financial Officer

ATC MEXHOLD, INC.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Chief Financial Officer

ATC SOUTH AMERICA HOLDING CORP.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Chief Financial Officer

AMERICAN TOWER CORPORATION de MEXICO S. de

R. L. de C.V.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Attorney-In-Fact

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

MATC CELULAR S. de R.L. de C.V.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Attorney-In-Fact

MATC DIGITAL S. de R.L. de C.V.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Attorney-In-Fact

MATC SERVICIOS, de R.L. de C.V.

By: /s/ William H. Hess

        Name: William H. Hess

        Title: Attorney-In-Fact

TORONTO DOMINION (TEXAS) LLC,

as a Lender

By: /s/ Jim Bridwell

        Name: Jim Bridwell

        Title: Authorized Signatory

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

AIM CANADA FUND INC. (for its TRIMARK

DIVERSIFIED INCOME CLASS), as Assignee

By: /s/ Rex Chong

        Name: AIM Funds Management Inc., in its capacity as

                manager of TRIMARK DIVERSIFIED INCOME

                CLASS of AIM Canada Fund Inc.

        Title: Rex Chong, Portfolio Manager

TRIMARK FLOATING RATE INCOME FUND, as Assignee

By: /s/ Rex Chong

        Name: AIM Funds Management Inc., in its capacity as

                manager of TRIMARK FLOATING RATE

                INCOME FUND

        Title: Rex Chong, Portfolio Manager

AIM FLOATING RATE FUND

By: INVESCO Senior Secured Management, Inc.,

        as Sub-Adviser

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

AVALON CAPITAL LTD. 3

By: INVESCO Senior Secured Management, Inc., as

        Asset Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

CHAMPLAIN CLO LTD.

By: INVESCO Senior Secured Management, Inc.,

        as Collateral Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

CHARTER VIEW PORTFOLIO

By: INVESCO Senior Secured Management, Inc.,

        as Investment Advisor

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD.

By: INVESCO Senior Secured Management, Inc.,

        as Investment Advisor

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for

Corporate Loan Funding IX LLC

By: INVESCO Senior Secured Management, Inc.,

        as Portfolio Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

SEQUILS-LIBERTY, LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

SAGAMORE CLO LTD.

By: INVESCO Senior Secured Management, Inc., as Collateral Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

SARATOGA CLO I, LIMITED

By: INVESCO Senior Secured Management, Inc., as the Asset Manager

By: /s/ Gregory Stoeckle

        Name: Gregory Stoeckle

        Title: Authorized Signatory

AMERICAN EXPRESS CERTIFICATE COMPANY

By: American Express Asset Management Group,

        Inc., as Collateral Manager, as a Lender

By: /s/ Yvonne E. Stevens

        Name: Yvonne E. Stevens

        Title: Senior Managing Director

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

CENTURION CDO II, LTD.

By: American Express Asset Management Group,

        Inc. as Collateral Manager, as a Lender

By: /s/ Vincent P. Pham

        Name: Vincent P. Pham

        Title: Director – Operations

CENTURION CDO VI, LTD.

By: American Express Asset Management Group,

        Inc. as Collateral Manager, as a Lender

By: /s/ Vincent P. Pham

        Name: Vincent P. Pham

        Title: Director – Operations

CENTURION CDO VII, LTD.

By: American Express Asset Management Group,

        Inc. as Collateral Manager, as a Lender

By: /s/ Vincent P. Pham

        Name: Vincent P. Pham

        Title: Director – Operations

CENTURION CDO 9, LTD.

By: American Express Asset Management Group,

        Inc. as Collateral Manager, as a Lender

By: /s/ Vincent P. Pham

        Name: Vincent P. Pham

        Title: Director – Operations

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

IDS LIFE INSURANCE COMPANY

By: American Express Asset Management Group,

        Inc., as Collateral Manager, as a Lender

By: /s/ Yvonne E. Stevens

        Name: Yvonne E. Stevens

        Title: Senior Managing Director

SEQUILS-CENTURION V, LTD.

By: American Express Asset Management Group,

        Inc. as Collateral Manager, as a Lender

By: /s/ Vincent P. Pham

        Name: Vincent P. Pham

        Title: Director – Operations

APEX (IDM) CDO I, LTD.

BABSON CLO LTD 2004-I

ELC (CAYMAN) LTD. 2000-I

TRYON CLO LTD. 2000-I

By: Babson Capital Management LLC as Collateral Manager

By: /s/ David P. Wells

        Name: David P. Wells

        Title: Managing Director

BALLANTYNE FUNDING LLC, as a Lender

By: /s/ Meredith J. Koslick

        Name: Meredith J. Koslick

        Title: Assistant Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

STANWICH LOAN FUNDING LLC, as a Lender

By: /s/ Meredith J. Koslick

        Name: Meredith J. Koslick

        Title: Assistant Vice President

CALYON, NEW YORK BRANCH, as a Lender

By: /s/ Stephane Ducroizet

        Name: Stephane Ducroizet

        Title: Vice President

By: /s/ John McCloskey

        Name: John McCloskey

        Title: Director

CITICORP NORTH AMERICA, INC., as a Lender

By: /s/ John Judge

        Name: John Judge

        Title: Vice President

COOPERATIEVE CENTRALE RAIFFEISEN-

BOERENLEEN BANK B.A., “RABOBANK

INTERNATIONAL,” NEW YORK BRANCH, as a

Lender

By: /s/ Michael R. Phelan

        Name: Michael R. Phelan

        Title: Executive Director

By: /s/ Brett Delfino

        Name: Brett Delfino

        Title: Executive Director

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By: /s/ Marcus Edward

        Name: Marcus Edward

        Title: Vice President

By: /s/ Sean Mounier

        Name: Sean Mounier

        Title: First Vice President

FIRST TRUST/FOUR CORNERS SENIOR

FLOATING RATE INCOME FUND II

By: Four Corners Capital Management, LLC as Sub-Adviser

By: /s/ Steve Columbaro

        Name: Steve Columbaro

        Title: Vice President

MACQUARIE/FIRST TRUST GLOBAL

INFRASTRUCTURE/UTILITIES DIVIDEND &

INCOME FUND

By: Four Corners Capital Management, LLC as Sub-Adviser

By: /s/ Steve Columbaro

        Name: Steve Columbaro

        Title: Vice President

HARBOUR TOWN FUNDING LLC, as a Lender

By: /s/ Meredith J. Koslick

        Name: Meredith J. Koslick

        Title: Assistant Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

HIGHLAND FLOATING RATE ADVANTAGE FUND

By: Highland Capital Management, L.P., its

        Investment Advisor, as a Lender

By: /s/ Todd Travers

        Name: Todd Travers

        Title: Senior Portfolio Manager, Highland

        Capital Management, L.P.

LOAN FUNDING VII LLC

By: Highland Capital Management, L.P., its

        Collateral Manager, as a Lender

By: /s/ Mark Okada

        Name: Mark Okada

        Title: Chief Investment Officer, Highland

        Capital Management, L.P.

GENERAL ELECTRIC CAPITAL

CORPORATION, as a Lender

By: /s/ Matthew A. Toth III

        Name: Matthew A. Toth III

        Title: Authorized Signatory

HAMILTON FLOATING RATE FUND, LLC, as a Lender

By: /s/ Dean Stephan

        Name: Dean Stephan

        Title: Managing Director

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Jennifer O’Brien

        Name: Jennifer O’Brien

        Title: Vice President

LOAN FUNDING V, LLC, for itself or as agent for

CORPORATE LOAN FUNDING V, LLC, as a Lender

By: Prudential Investment Management, Inc.,

        as Portfolio Manager

By: /s/ B. Ross Smead

        Name: B. Ross Smead

        Title: Vice President

LONG LANE MASTER TRUST IV, as a Lender

By: /s/ Meredith J. Koslick

        Name: Meredith J. Koslick

SANKATY ADVISORS, LLC as Collateral

Manager for AVERY POINT CLO, LTD., as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

SANKATY ADVISORS, LLC as Collateral

Manager for BRANT POINT II CBO 2001-1 LTD., as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC as Collateral

Manager for CASTLE HILL I – INGOTS, LTD.,

as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC as Collateral

Manager for CASTLE HILL II – INGOTS, LTD.,

as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC as Collateral

Manager for CASTLE HILL III CLO, LIMITED,

as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

SANKATY ADVISORS, LLC as Collateral

Manager for RACE POINT CLO, LIMITED, as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

SANKATY ADVISORS, LLC as Collateral

Manager for RACE POINT II CLO, LIMITED, as Term Lender

By: /s/ Diane J. Exter

        Name: Diane J. Exter

        Title: Managing Director, Portfolio Manager

SEMINOLE FUNDING LLC, as a Lender

By: /s/ Meredith J. Koslick

        Name: Meredith J. Koslick

THE BANK OF NEW YORK, as a Lender

By: /s/ Steven J. Correll

        Name: Steven J. Correll

        Title: Vice President

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By: /s/ Andrew Wynn

        Name: Andrew Wynn

        Title: Senior Vice President

NOTICE OF INCREMENTAL FACILITY COMMITMENT

Signature Page

TRUMBULL THC2 LOAN FUNDING LLC, for

itself or as agent for Trumbull THC2 CFPI Loan

Funding LLC, as a Lender

By: /s/ Dominic Blea

        Name: Dominic Blea

        Title: As Attorney-in-Fact

UNION BANK OF CALIFORNIA, N.A., as a Lender

By: /s/ Peter Connoy

        Name: Peter Connoy

        Title: SVP

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Robert E. Meditz

        Name: Robert E. Meditz

        Title: Vice President